Capital disclosures and analysis of changes in net debt	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Capital disclosures and analysis of changes in net debt
Capital disclosures and analysis of changes in net debt
The group defines capital as total equity. We maintain our financial framework to support the pursuit of value growth for shareholders, while ensuring a secure financial base.
The group monitors capital on the basis of the net debt ratio, that is, the ratio of net debt to net debt plus equity. Net debt is calculated as gross finance debt, as shown in the balance sheet, plus the fair value of associated derivative financial instruments that are used to hedge foreign exchange and interest rate risks relating to finance debt, for which hedge accounting is applied, less cash and cash equivalents. Net debt and net debt ratio are non-GAAP measures. BP believes these measures provide useful information to investors. Net debt enables investors to see the economic effect of gross debt, related hedges and cash and cash equivalents in total. The net debt ratio enables investors to see how significant net debt is relative to equity from shareholders. The derivatives are reported on the balance sheet within the headings ‘Derivative financial instruments’. All components of equity are included in the denominator of the calculation.
We aim to manage the net debt ratio within a 20-30% band and maintain a significant liquidity buffer. At 31 December 2018, the net debt ratio was 30.3% (2017 27.4%).

		$ million
At 31 December	2018	2017
Gross debt	65,799	63,230
Less: fair value asset (liability) of hedges related to finance debt[a]	(813)	(175)
	66,612	63,405
Less: cash and cash equivalents	22,468	25,586
Net debt	44,144	37,819
Equity	101,548	100,404
Net debt ratio	30.3%	27.4%

[a]
Derivative financial instruments entered into for the purpose of managing interest rate and foreign currency exchange risk associated with net debt with a fair value liability position of $827 million (2017 liability of $634 million, 2016 liability of $1,962 million) are not included in the calculation of net debt shown above as hedge accounting was not applied for these instruments. The movement in the year is attributable to a net cash flow of $nil (2017 net cash outflow $242 million) and fair value losses of $193 million (2017 fair value gains of $1,086 million).

An analysis of changes in net debt is provided below.

								$ million
				2018				2017
Movement in net debt	Finance debt	Hedge- accounted derivatives	Cash and cash equivalents	Net debt	Finance debt	Hedge- accounted derivatives	Cash and cash equivalents	Net debt
At 1 January	(63,230)	(175)	25,586	(37,819)	(58,300)	(697)	23,484	(35,513)
Adjustment on adoption of IFRS 9	—	—	(11)	(11)	—	—	—	—
Exchange adjustments	259	—	(330)	(71)	(1,324)	—	544	(780)
Net financing cash flow	(3,505)	360	(2,777)	(5,922)	(2,236)	(284)	1,558	(962)
Fair value gains (losses)	856	(998)	—	(142)	(1,314)	1,282	—	(32)
Other movements	(179)	—	—	(179)	(56)	(476)	—	(532)
At 31 December	(65,799)	(813)	22,468	(44,144)	(63,230)	(175)	25,586	(37,819)
[a] The adjustment on adoption of IFRS 9 reflects the creation of a credit loss allowance for cash and cash equivalents as a result of the new standard`s expected credit loss impairment model.